ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated February 11, 2019, to the Prospectus dated November 1, 2018, as supplemented
1.
The fourth paragraph in the section entitled “Principal Investment Strategies” for the Acuitas US Microcap Fund, on page 8 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

In selecting investments for the Fund, each Subadviser may identify microcap companies across many industries that are expected to benefit from long-term industry, general market, or company-specific trends. Each Subadviser may select securities based upon fundamental analysis of industries and the economic cycle, company-specific analysis such as product cycles and quality of management, rigorous valuation analysis, or a number of other criteria intended to help the Fund achieve its investment objective. Subadvisers may sell the Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and, depending on the economic environment and judgment of the Adviser and Subadvisers, may invest in either growth companies or value companies to the exclusion of the other. In addition, the Fund may invest in ETFs in order to equitize cash balances if cash levels are unusually high and if no potential replacement securities have been identified for purchase in the short-term. ETFs will be selected based on their ability to offer specific sector and style exposure desired. From time to time, the Fund may also invest in the equity securities of foreign companies. The location of companies in which the Fund invests may be determined by (i) the location of the principal securities trading market in which the company trades, (ii) where the company derives 50% or more of its annual revenue from goods produced, sales made or services performed, or (iii) the country in which the company is organized or has a principal office.
2.	The following paragraph is hereby inserted into the section entitled “Principal Investment Risks” for the Acuitas US Microcap Fund, beginning on page 8 of the Prospectus:

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.
3.
The fourth paragraph in the section entitled “Additional Information Regarding Principal Investment Strategies” for the Acuitas US Microcap Fund, beginning on page 15 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

In selecting investments for the Fund, each Subadviser may identify microcap companies across many industries that are expected to benefit from long-term industry, general market, or company-specific trends. Each Subadviser may select securities based upon fundamental analysis of industries and the economic cycle, company-specific analysis such as product cycles and quality of management, rigorous valuation analysis, or a number of other criteria intended to help the Fund achieve its investment objective. Subadvisers may sell the Fund’s investments to secure gains, limit losses or reinvest in more promising investment opportunities. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and, depending on the economic environment and judgment of the Adviser and Subadvisers, may invest in either growth companies or value companies to  the exclusion of the other. In addition, the Fund may invest in ETFs in order to equitize cash balances if cash levels are unusually high and if no potential replacement securities have been identified for purchase in the short-term. ETFs will be selected based on their ability to offer specific sector and style exposure desired. From time to time, the Fund may also invest in the equity securities of foreign companies. The location of companies in which the Fund invests may be determined by (i) the location of the principal securities trading market in which the company trades, (ii) where the company derives 50% or more of its annual revenue from goods produced, sales made or services performed, or (iii) the country in which the company is organized or has a principal office.

4.	The table in the section entitled “Additional Information Regarding Principal Investment Risks” on page 16 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Risks	Acuitas International Small Cap Fund	Acuitas US Microcap Fund
Convertible Securities Risk	X	X
Emerging Markets Risk	X
Equity Risk	X	X
Exchange Traded Funds Risk	X	X
Foreign Investments Risk	X	X
Geographic Concentration Risk	X
Growth Company Risk	X	X
Management Risk	X	X
Market Events Risk	X	X
Microcap Company Risk	X	X
Multi-Manager Risk	X	X
Preferred Stock Risk	X	X
Small-Cap Company Risk	X	X
Value Investment Risk	X	X

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For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.